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                                                               EXHIBIT 10.9


                 ALLONGE TO $3,650,000 PROMISSORY NOTE ("NOTE")
                            DATED SEPTEMBER 15, 1995
                   FROM TRED LIGHTLY LIMITED LIABILITY COMPANY
                    TO PROVIDENT BANK OF MARYLAND, AS AMENDED


                               September 28, 1998


    1.   The following modifications are hereby made to the Note:

         a. The words "two hundred fifty (250) basis points", located in the fourth and fifth lines of the fourth paragraph of Section 1.1 of the Note are hereby deleted in their entirety and the following is hereby inserted in lieu thereof:

                     "one hundred seventy-five basis points"

         b. The words "seventy-five percent (75%)" located in the fifth and seventeenth lines of Section 7 of the Note are hereby deleted in their entirety and the following is hereby inserted in lieu thereof:

                              "sixty percent (60%)"

         c. The following Section 26 is hereby added to the Note, immediately following Section 25 on page 8 of the Note:

              Section 26. Limitation of Liability. Notwithstanding anything herein to the contrary and except as otherwise set forth below, Borrower's liability under the Loan Documents shall be enforceable only out of the property encumbered by the Loan Documents, and Borrower shall have no personal liability under the Loan Documents to Lender, and Lender shall have no right to seek a deficiency judgment against Borrower. Notwithstanding the foregoing, Borrower shall be fully and personally liable to Lender: (a) for failure to pay taxes, assessments or other charges which create liens or encumbrances on the Real Property or any part thereof; (b) for fraud or misrepresentation by Borrower, or the failure of Borrower to disclose any material fact in connection with the Loan or the Assigned Loans, (c) misrepresentation or misapplication of (i) any security deposits of tenants held by Borrower or its agents, (ii) rents collected for more than one month in advance, (iii) rents and other revenues from the Real Property received or applicable to the period after the occurrence of an


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              Event of Default, (iv) insurance proceeds or condemnation awards or (v) payments made under the Assigned Loans; (d) for any breach of or default under any environmental representation or warranty of Borrower set forth in any of the other Loan Documents; or (e) for waste in connection with the Real Property. Nothing in this paragraph shall be deemed to be a release or impairment of the Note or of the liens and security interests created pursuant to the provisions of the Pledge Agreement or the other Loan Documents; be deemed to be a release or impairment of any of Lender's rights and remedies set forth in this Note, the Pledge Agreement, the other Loan Documents, at law, in equity, by statute (or regulation) or otherwise; be deemed to prejudice the rights of Lender or a waiver as to a condition of this Note, the Pledge Agreement, and the other Loan Documents or to secure a judgment against persons or entities who have agreed or who may hereafter agree to be liable for the payment of the obligations evidenced herein or by the other Loan Documents, or any of them, whether by guaranty or otherwise; or be deemed to prejudice the right of Lender to pursue any remedies against Borrower or any other parties pursuant to the Loan Documents."

    2. To the extent the terms of this Allonge conflict with any terms of any of the other loan documents executed in connection with the Note, the terms hereof shall control.

    3. The Lender hereby irrevocably, unconditionally and completely releases and forever discharges the Existing Guarantors (defined below) and CPI Tred Avon, Inc. ("Tred Avon") and their stockholders, officers, directors and employees from all obligations, claims, demands, expenses and/or liabilities whatsoever, in law or in equity, which the Lender has or hereafter may have with respect to or arising under the loan evidenced by the Note (the "Loan"), including without limitation those obligations arising under the Guaranty Agreement dated September 15, 1995 from the Existing Guarantors in favor of the Lender and the other loan documents executed in connection with the Loan and regardless of whether such obligations, claims, demands, expenses and/or liabilities arise in their capacity as guarantors, obligors, promisors or as partners of any limited partnership or member of any limited liability company. For this purpose, Existing Guarantors shall mean Constellation Properties, Inc. and Constellation Real Estate Group, Inc.

    4. This Allonge, upon execution by the parties hereto, shall be attached to and shall become part of the Note. The terms of this Allonge are subject to a prepayment of the outstanding principal balance of the Note by the amount of $475,000. Except as modified by this Allonge, all terms of the Note shall remain in full force and effect, and are hereby confirmed and ratified by the parties hereto.


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    IN WITNESS WHEREOF, the Lender and the Borrower have caused this Allonge to
$3,650,000 Promissory Note to be executed under seal all as of the day and year first written above.


WITNESS:                          PROVIDENT BANK OF MARYLAND


/s/ Illegible
----------------------------      By:  /s/ Frances M. Teller          (SEAL)
                                     ---------------------------------------
                                     Frances M. Teller,
                                     Vice President


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                                  TRED LIGHTLY LIMITED LIABILITY
                                  COMPANY, a Maryland limited liability company

                                  By: COPT Columbia, LLC,
                                      a Maryland limited liability company

                                  By: Corporate Office Properties, L.P.,
                                      a Delaware limited partnership,
                                      Its Sole Member

                                  By: Corporate Office Properties
                                      Trust, General Partner

/s/ Illegible
----------------------------      By: /s/ Clay W. Hamlin, III         (SEAL)
                                     ---------------------------------------
                                     Clay W. Hamlin, III
                                     President and
                                     Chief Executive Officer


STATE OF MARYLAND :
                          : to wit:
  County   OF   Howard    :
-----------  ------------

    I HEREBY CERTIFY that on this 28 day of September, 1998 before me,
                                  --        ---------
a Notary Public for the state and city/county aforesaid, personally appeared Clay W. Hamlin, III, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the President and Chief Executive Officer of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., the sole member of COPT Columbia, LLC, a Managing Member of Tred Lightly Limited Liability Company, that he has been duly authorized to execute, and has executed, such instrument in the capacity stated above for the purposes therein set forth, and that the same is its act and deed.

    IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.

                                  /s/ Pamela Goodman
                                  ----------------------------------
                                  Notary Public

My Commission expires:
                       -------------------------------------


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STATE OF MARYLAND   :
                        : to wit:
COUNTY OF BALTIMORE :

    I HEREBY CERTIFY that on this 28 day of September, 1998 before me,
                                  --        ----------
a Notary Public for the state and county/city aforesaid, personally appeared Frances M. Teller, a Vice President of Provident Bank of Maryland known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that she executed, such instrument in the capacity stated above for the purposes therein set forth, and that the same is her act and deed.

    IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.

                                    /s/ Janine L. Smith
                                  ----------------------------------
                                  Notary Public


My Commission expires:
                      -------------------------------






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